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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): November 29, 2005

                 CWABS, INC., (as depositor under the Pooling
               and Servicing Agreement, dated as of November 1,
                2005, providing for the issuance of the CWABS,
              INC., Asset-Backed Certificates, Series 2005-AB4.

                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                  333-125164                  95-4596514
     -----------------       ------------------------       -------------------
     (State or Other         (Commission File Number)       (I.R.S. Employer
     Jurisdiction of                                        Identification No.)
     Incorporation)


  4500 Park Granada, Calabasas, California                       91302
--------------------------------------------                -------------------
  (Address of Principal Executive Offices)                    (Zip Code)

      Registrant's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):
                      ---

[   ]     Written communications pursuant to Rule 425 under the Securities
          Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b)under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 14e-4(c) under the
          Exchange Act (17 CFR 240.14e-4(c))

Item 8.01.      Other Events.
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Pooling and Servicing Agreement; Characteristics of Initial Mortgage Loans.
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     On November 29, 2005, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of November 1, 2005, by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2005-AB4 (the "Certificates"). The Certificates were issued on November 29, 2005. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

     A form of the Pooling and Servicing Agreement is annexed hereto as
Exhibit 4.1.

     The tables annexed as Exhibit 99.1 hereto describe characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

     The Company is also filing herewith a mortgage loan guaranty insurance policy issued by United Guaranty Mortgage Indemnity Company in connection with the issuance of the Certificates. The policy and exhibits are attached hereto as Exhibit 99.2.

Item 9.01.      Financial Statements and Exhibits.
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(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        Exhibit No.     Description
        -----------     -----------

        4.1             Form of Pooling and Servicing Agreement

        99.1            Characteristics of Initial Mortgage Loans

        99.2            Mortgage Guaranty Insurance Policy (with Exhibits)


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



                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.


                                                By: /s/ Leon Daniels, Jr.
                                                    -------------------------
                                                Name: Leon Daniels, Jr.
                                                Title: Vice President


Dated: January 26, 2006


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



                                Exhibit Index

Exhibit No.     Description
-----------     -----------

4.1             Form of Pooling and Servicing Agreement

99.1            Characteristics of Initial Mortgage Loans

99.2            Mortgage Guaranty Insurance Policy (with Exhibits)



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